UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	April 30, 2009

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Core Plus Bond Fund

April 30, 2009

	Principal		Value
	Amount°		(U.S. $)
Agency Collateralized Mortgage Obligations – 5.81%
•Fannie Mae Series 2006-M2 A2F 5.259% 5/25/20	USD	305,000	$322,554
Fannie Mae Grantor Trust
Series 2001-T10 A1 7.00% 12/25/41		197,836	213,045
Series 2002-T1 A2 7.00% 11/25/31		108,947	114,871
Fannie Mae Interest Strip
Series 35-2 12.00% 7/1/18		69,065	79,871
Series C-2 12.00% 5/1/09		27	27
Series F-2 11.50% 5/1/09		15	15
Series J-1 7.00% 11/1/10		1,202	1,235
Fannie Mae Whole Loan Series 2002-W1 2A 7.50% 2/25/42		115,370	124,852
Fannie Mae REMIC
Series 1988-15 A 9.00% 6/25/18		1,211	1,357
Series 1996-46 ZA 7.50% 11/25/26		151,027	164,138
Series 2002-83 GH 5.00% 12/25/17		465,000	492,155
Freddie Mac REMIC
Series 2557 WE 5.00% 1/15/18		300,000	318,071
¥Series 2662 MA 4.50% 10/15/31		226,565	233,756
Series 3063 PC 5.00% 2/15/29		900,000	935,248
Series 3113 QA 5.00% 11/15/25		203,956	208,377
Series 3131 MC 5.50% 4/15/33		200,000	208,979
Series 3173 PE 6.00% 4/15/35		325,000	345,572
Series 3337 PB 5.50% 7/15/30		215,000	222,053
wFreddie Mac Structured Pass Through Securities Series T-42 A5 7.50% 2/25/42		41,288	44,475
Total Agency Collateralized Mortgage Obligations (cost $3,862,409)			4,030,651

Agency Mortgage-Backed Securities – 19.02%
Fannie Mae 10.50% 6/1/30		11,270	12,976
•Fannie Mae ARM
5.046% 8/1/35		324,214	337,487
5.135% 11/1/35		180,465	186,501
6.287% 7/1/36		498,499	518,248
Fannie Mae S.F. 15 yr
5.00% 5/1/21		299,514	311,623
8.00% 10/1/16		171,345	182,177
Fannie Mae S.F. 30 yr
5.00% 12/1/36 to 2/1/38		1,303,109	1,342,501
6.00% 11/1/37		1,075,969	1,126,005
6.50% 12/1/37 to 1/1/38		2,555,802	2,711,442
8.00% 2/1/30		22,545	24,641
10.00% 7/1/20 to 2/1/25		303,316	332,373
Fannie Mae S.F. 30 yr TBA 4.50% 5/1/39		2,465,000	2,508,137
•Freddie Mac ARM
5.675% 7/1/36		139,335	144,771
5.817% 10/1/36		415,482	432,096
Freddie Mac S.F. 15 yr 5.00% 6/1/18		135,534	140,936
Freddie Mac S.F. 30 yr
8.00% 5/1/11 to 5/1/31		183,527	201,455
8.50% 12/1/09		890	916
10.00% 1/1/19		17,062	19,176
11.50% 6/1/15 to 3/1/16		55,496	63,733
Freddie Mac S.F. 30 yr TBA
4.00% 6/1/39		600,000	597,609
5.00% 5/1/39		1,300,000	1,336,156

GNMA I GPM
11.00% 3/15/13	18,676	20,521
12.25% 3/15/14	8,190	9,320
GNMA I S.F. 15 yr 6.50% 7/15/14	57,635	60,967
GNMA I S.F. 30 yr
7.50% 1/15/32	22,876	24,684
8.00% 5/15/30	14,241	15,870
9.50% 10/15/19 to 3/15/23	57,665	63,284
10.00% 9/15/18	10,768	11,763
11.00% 12/15/09 to 9/15/15	33,085	35,892
11.50% 7/15/15	4,362	4,928
12.00% 12/15/12 to 11/15/15	118,465	133,745
12.50% 5/15/10 to 1/15/16	45,035	51,732
GNMA II GPM 10.75% 3/20/16	6,625	7,288
GNMA II S.F. 30 yr
7.50% 9/20/30	29,950	32,196
8.00% 6/20/30	16,783	18,636
10.00% 11/20/15 to 6/20/21	46,738	50,736
10.50% 3/20/16 to 2/20/21	63,827	70,497
11.00% 5/20/15 to 7/20/19	1,245	1,380
12.00% 3/20/14 to 5/20/15	8,981	9,989
12.50% 10/20/13 to 7/20/15	42,903	48,080
Total Agency Mortgage-Backed Securities (cost $12,980,734)		13,202,467

Agency Obligations – 1.12%
Fannie Mae 5.00% 2/13/17	545,000	600,312
^Fannie Mae 5.48% 10/9/19	350,000	178,990
Total Agency Obligations (cost $802,163)		779,302

Commercial Mortgage-Backed Securities – 6.20%
#American Tower Trust 144A
Series 2007-1A AFX 5.42% 4/15/37	300,000	266,999
Series 2007-1A D 5.957% 4/15/37	35,000	28,875
Bank of America Commercial Mortgage
•Series 2004-3 A5 5.375% 6/10/39	175,000	160,749
Series 2006-4 A4 5.634% 7/10/46	200,000	163,076
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 A4 5.405% 12/11/40	100,000	88,827
•Series 2005-T20 A4A 5.15% 10/12/42	200,000	174,218
Series 2006-PW14 A4 5.201% 12/11/38	300,000	249,126
•Series 2007-PW16 A4 5.719% 6/11/40	300,000	248,582
#Credit Suisse First Boston Mortgage Securities Series 2001-SPGA A2 144A 6.515% 8/13/18	255,000	221,666
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.551% 2/15/39	115,000	103,309
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A6 5.396% 8/10/38	405,000	359,842
Series 2005-GG4 A4A 4.751% 7/10/39	165,000	141,535
Series 2006-GG6 A4 5.553% 4/10/38	500,000	422,397
•#@Series 2006-RR3 A1S 144A 5.761% 7/18/56	310,000	58,900
•Series 2007-GG10 A4 5.799% 8/10/45	220,000	166,144
Greenwich Capital Commercial Funding
Series 2004-GG1 A7 5.317% 6/10/36	145,000	133,704
Series 2005-GG5 A5 5.224% 4/1/37	140,000	120,351
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C2 A2 5.05% 12/12/34	200,000	194,668
•Series 2005-LDP5 A4 5.179% 12/15/44	240,000	207,036
Series 2006-LDP9 A2 5.134% 5/15/47	150,000	111,869
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	210,000	199,151
•Morgan Stanley Capital I
Series 2006-T23 A4 5.81% 8/12/41	125,000	111,176
Series 2007-T27 A4 5.65% 6/11/42	195,000	165,829
#@Tower Series 2006-1 C 144A 5.707% 2/15/36	195,000	201,825
Total Commercial Mortgage-Backed Securities (cost $4,436,327)		4,299,854

Convertible Bond – 0.11%
#Virgin Media 144A 6.50% exercise price $19.22, expiration date 11/15/16	105,000	77,044
Total Convertible Bond (cost $50,070)		77,044

Corporate Bonds – 42.15%
Banking – 6.08%
Bank of America
5.125% 11/15/14	85,000	74,348
5.30% 3/15/17	250,000	187,763
Bank of New York Mellon 5.125% 8/27/13	328,000	340,252
BB&T
4.90% 6/30/17	306,000	264,184
5.25% 11/1/19	40,000	34,285
6.85% 4/30/19	250,000	243,935
Citigroup 6.50% 8/19/13	282,000	257,588
#@CoBank 144A 7.875% 4/16/18	250,000	238,105
Credit Suisse/New York 5.50% 5/1/14	295,000	296,076
JPMorgan Chase 6.30% 4/23/19	120,000	118,301
JPMorgan Chase Capital XXV 6.80% 10/1/37	491,000	360,388
PNC Bank 6.875% 4/1/18	250,000	238,478
PNC Funding 5.25% 11/15/15	215,000	184,215
Silicon Valley Bank 5.70% 6/1/12	250,000	236,274
U.S. Bank North America
*4.80% 4/15/15	75,000	72,989
4.95% 10/30/14	250,000	248,693
•USB Capital IX 6.189% 4/15/49	385,000	213,756
Wachovia 5.75% 6/15/17	60,000	55,095
Wells Fargo 5.625% 12/11/17	185,000	172,765
•Wells Fargo Capital XIII 7.70% 12/29/49	600,000	384,285
		4,221,775
Basic Industries – 2.28%
ArcelorMittal 6.125% 6/1/18	360,000	290,581
#@Evraz Group 144A 9.50% 4/24/18	249,000	155,003
Freeport McMoRan Copper & Gold 8.375% 4/1/17	105,000	103,046
Lubrizol 8.875% 2/1/19	190,000	206,485
Potash Corporation of Saskatchewan 6.50% 5/15/19	110,000	114,526
Reliance Steel & Aluminum 6.85% 11/15/36	181,000	106,226
Rio Tinto Finance USA
8.95% 5/1/14	155,000	160,599
9.00% 5/1/19	145,000	149,332
#@Severstal 144A 9.75% 7/29/13	288,000	218,880
Steel Dynamics 6.75% 4/1/15	95,000	75,525
		1,580,203
Brokerage – 2.20%
@AMVESCAP 4.50% 12/15/09	147,000	141,502
Goldman Sachs Group
5.95% 1/18/18	180,000	167,329
6.15% 4/1/18	347,000	327,847
6.75% 10/1/37	125,000	95,535
7.50% 2/15/19	80,000	82,232
Jefferies Group 6.45% 6/8/27	120,000	63,332
Lazard Group
6.85% 6/15/17	152,000	122,213
7.125% 5/15/15	29,000	24,512
Morgan Stanley
5.30% 3/1/13	310,000	301,942
6.25% 8/9/26	240,000	197,604
		1,524,048
Capital Goods – 1.41%
Allied Waste North America
6.875% 6/1/17	20,000	19,429
7.125% 5/15/16	165,000	161,920
Browning-Ferris Industries 7.40% 9/15/35	295,000	256,435

L-3 Communications Holdings 6.125% 7/15/13	140,000	135,100
Tyco International Finance 8.50% 1/15/19	245,000	262,686
Waste Management
7.375% 8/1/10	40,000	40,881
7.375% 3/11/19	15,000	15,238
WMX Technologies 7.10% 8/1/26	100,000	89,275
		980,964
Communications – 8.21%
AT&T Wireless 8.125% 5/1/12	386,000	426,814
‡#Charter Communications Operating 144A 10.875% 9/15/14	180,000	180,000
Cisco Systems 5.90% 2/15/39	205,000	194,673
Comcast
•1.439% 7/14/09	89,000	88,933
4.95% 6/15/16	95,000	90,083
5.85% 11/15/15	106,000	106,288
6.30% 11/15/17	26,000	26,516
6.50% 1/15/15	106,000	109,549
#COX Communications 144A
6.25% 6/1/18	160,000	147,539
8.375% 3/1/39	105,000	102,173
Cricket Communications 9.375% 11/1/14	55,000	54,725
Crown Castle International 9.00% 1/15/15	110,000	112,750
Deutsche Telekom International Finance
5.25% 7/22/13	135,000	138,494
6.75% 8/20/18	345,000	359,469
DirecTV Holdings 8.375% 3/15/13	65,000	66,300
EchoStar DBS 7.125% 2/1/16	85,000	79,900
Intelsat Jackson Holdings 11.25% 6/15/16	155,000	159,263
MetroPCS Wireless
9.25% 11/1/14	120,000	120,750
#144A 9.25% 11/1/14	10,000	10,013
#Nielsen 144A
11.50% 5/1/16	15,000	14,250
11.625% 2/1/14	85,000	84,575
#Nordic Telephone Holdings 144A 8.875% 5/1/16	125,000	121,250
#Qwest 144A 8.375% 5/1/16	65,000	65,000
Rogers Communications
6.80% 8/15/18	89,000	93,424
7.50% 8/15/38	125,000	126,062
Sprint Nextel 6.00% 12/1/16	230,000	192,050
Telecom Italia Capital
4.00% 1/15/10	87,000	86,408
4.95% 9/30/14	60,000	55,517
5.25% 10/1/15	95,000	84,503
6.20% 7/18/11	75,000	75,604
#Telesat Canada 144A 11.00% 11/1/15	90,000	84,150
Time Warner Cable
6.75% 7/1/18	215,000	217,915
7.50% 4/1/14	90,000	96,778
8.75% 2/14/19	85,000	95,716
Verizon Communications
5.50% 2/15/18	35,000	34,759
6.10% 4/15/18	25,000	25,606
6.35% 4/1/19	142,000	147,824
#Verizon Wireless 144A 5.55% 2/1/14	300,000	315,035
#@VimpelCom 144A 9.125% 4/30/18	320,000	229,600
Virgin Media Finance 8.75% 4/15/14	100,000	99,500
#Vivendi 144A 6.625% 4/4/18	322,000	290,355
Vodafone Group
5.00% 9/15/15	90,000	88,319
5.375% 1/30/15	400,000	400,472
		5,698,904

Consumer Cyclical – 2.87%
Centex 4.55% 11/1/10	75,000	73,125
CVS Caremark
4.875% 9/15/14	196,000	197,443
5.75% 6/1/17	111,000	111,742
6.25% 6/1/27	65,000	61,470
6.60% 3/15/19	170,000	180,153
Ford Motor Credit 7.25% 10/25/11	150,000	123,073
Kohl's 6.875% 12/15/37	70,000	57,056
Macy's Retail Holdings 6.65% 7/15/24	430,000	284,120
Ryland Group
5.375% 5/15/12	80,000	76,400
8.40% 5/15/17	80,000	78,600
Target 5.125% 1/15/13	140,000	145,430
TJX 6.95% 4/15/19	70,000	72,822
Toll 8.25% 12/1/11	65,000	65,325
VF 6.45% 11/1/37	100,000	86,933
Wal-Mart Stores
5.25% 9/1/35	40,000	36,768
6.50% 8/15/37	60,000	63,840
Yum Brands 6.875% 11/15/37	320,000	278,992
		1,993,292
Consumer Non-Cyclical – 8.17%
Amgen
5.70% 2/1/19	15,000	15,456
6.375% 6/1/37	275,000	278,592
6.90% 6/1/38	80,000	86,078
#Anheuser-Busch InBev Worldwide 144A
7.20% 1/15/14	110,000	114,792
7.75% 1/15/19	75,000	78,657
8.20% 1/15/39	180,000	180,864
*Aramark 8.50% 2/1/15	130,000	124,800
Bausch & Lomb 9.875% 11/1/15	130,000	118,625
Community Health Systems 8.875% 7/15/15	75,000	75,000
ConAgra Foods 5.875% 4/15/14	375,000	389,785
Covidien International Finance
6.00% 10/15/17	50,000	51,333
6.55% 10/15/37	288,000	285,162
Delhaize America 9.00% 4/15/31	317,000	348,635
Delhaize Group
5.875% 2/1/14	130,000	131,916
6.50% 6/15/17	85,000	83,448
Diageo Capital 5.75% 10/23/17	115,000	116,967
HCA PIK 9.625% 11/15/16	130,000	120,900
*Jarden 7.50% 5/1/17	55,000	48,950
Kroger
6.80% 12/15/18	120,000	126,521
7.50% 1/15/14	180,000	200,713
McKesson
5.70% 3/1/17	15,000	14,641
6.50% 2/15/14	50,000	52,789
7.50% 2/15/19	305,000	329,175
Medco Health Solutions 7.125% 3/15/18	70,000	69,359
Medtronic 4.50% 3/15/14	340,000	350,991
Pfizer
6.20% 3/15/19	170,000	183,046
7.20% 3/15/39	160,000	176,368
#President & Fellows of Harvard College 144A
6.00% 1/15/19	135,000	145,099
6.50% 1/15/39	200,000	213,038
Princeton University 5.70% 3/1/39	170,000	164,198

Quest Diagnostic
5.45% 11/1/15	312,000	291,323
6.40% 7/1/17	20,000	19,388
Schering-Plough
6.00% 9/15/17	135,000	140,391
6.55% 9/15/37	20,000	20,057
Supervalu 8.00% 5/1/16	40,000	38,800
Tenet Healthcare 7.375% 2/1/13	40,000	36,800
Wyeth 5.50% 2/1/14	417,000	448,115
		5,670,772
Electric – 2.35%
Commonwealth Edison
5.90% 3/15/36	60,000	49,999
6.15% 9/15/17	98,000	96,740
Duke Energy Indiana 6.45% 4/1/39	155,000	167,429
Illinois Power 6.125% 11/15/17	276,000	244,457
Indiana Michigan Power 7.00% 3/15/19	135,000	134,047
Jersey Central Power & Light 7.35% 2/1/19	150,000	155,255
MidAmerican Funding 6.75% 3/1/11	92,000	96,283
wMirant Mid Atlantic Pass Through Trust Series A 8.625% 6/30/12	153,274	150,208
NRG Energy
7.375% 2/1/16	110,000	106,150
7.375% 1/15/17	50,000	47,875
Pacificorp 5.25% 6/15/35	15,000	13,475
PECO Energy
5.00% 10/1/14	105,000	105,905
5.35% 3/1/18	49,000	47,329
PPL Electric Utilities 7.125% 11/30/13	125,000	138,596
Texas Competitive Electric Holdings 10.25% 11/1/15	100,000	57,250
Union Electric 6.70% 2/1/19	19,000	18,732
		1,629,730
Energy – 3.62%
Chesapeake Energy 7.25% 12/15/18	80,000	70,400
Dynergy Holdings 7.75% 6/1/19	40,000	29,600
El Paso
7.25% 6/1/18	40,000	36,700
8.25% 2/15/16	100,000	98,000
Enbridge Energy Partners 9.875% 3/1/19	120,000	129,001
Energy Transfer Partners
8.50% 4/15/14	85,000	91,839
9.00% 4/15/19	130,000	142,095
Halliburton 7.45% 9/15/39	100,000	105,947
Marathon Oil 7.50% 2/15/19	165,000	173,188
Massey Energy 6.875% 12/15/13	115,000	98,613
Noble Energy 8.25% 3/1/19	170,000	185,577
*Petrobras International Finance 7.875% 3/15/19	80,000	86,000
PetroHawk Energy
9.125% 7/15/13	25,000	24,625
#144A 10.50% 8/1/14	120,000	121,200
Plains All American Pipeline 6.50% 5/1/18	206,000	184,692
StatoilHydro 5.25% 4/15/19	300,000	307,489
TransCanada Pipelines
5.85% 3/15/36	175,000	151,194
6.20% 10/15/37	120,000	112,168
7.25% 8/15/38	50,000	52,330
Valero Energy 9.375% 3/15/19	120,000	134,245
Weatherford International
5.95% 6/15/12	25,000	25,031
6.80% 6/15/37	60,000	45,422
7.00% 3/15/38	140,000	103,801
		2,509,157

Finance Companies – 1.35%
General Electric Capital
5.625% 5/1/18	230,000	200,999
5.875% 1/14/38	280,000	193,787
6.875% 1/10/39	230,000	180,698
#•ILFC E-Capital Trust II 144A 6.25% 12/21/65	200,000	33,000
International Lease Finance
5.35% 3/1/12	107,000	74,018
5.875% 5/1/13	60,000	36,034
6.625% 11/15/13	136,000	84,999
SLM 8.45% 6/15/18	220,000	134,175
		937,710
Insurance – 1.61%
•Hartford Financial Services Group 8.125% 6/15/38	95,000	38,518
MetLife 6.817% 8/15/18	65,000	61,460
#•MetLife Capital Trust X 144A 9.25% 4/8/38	400,000	256,446
@PMontpelier Re Holdings 6.125% 8/15/13	45,000	31,636
‡#wTwin Reefs Pass Through Trust 144A 0.00% 12/31/49	200,000	650
UnitedHealth Group
5.50% 11/15/12	162,000	162,616
5.80% 3/15/36	333,000	247,462
WellPoint
5.00% 1/15/11	124,000	125,817
5.85% 1/15/36	185,000	144,299
5.95% 12/15/34	60,000	47,356
		1,116,260
Natural Gas – 0.45%
Enterprise Products Operating
5.00% 3/1/15	65,000	56,576
6.30% 9/15/17	105,000	97,296
6.875% 3/1/33	190,000	161,274
		315,146
Real Estate – 0.22%
Regency Centers 5.875% 6/15/17	90,000	61,111
•#USB Realty 144A 6.091% 12/22/49	200,000	90,053
		151,164
Technology – 0.88%
International Business Machines 6.50% 10/15/13	270,000	302,888
Oracle 6.50% 4/15/38	190,000	194,381
SunGard Data Systems 9.125% 8/15/13	120,000	115,200
		612,469
Transportation – 0.45%
CSX
6.25% 3/15/18	105,000	99,555
7.375% 2/1/19	45,000	46,344
7.45% 4/1/38	130,000	122,044
7.90% 5/1/17	45,000	47,460
		315,403
Total Corporate Bonds (cost $30,078,100)		29,256,997

Foreign Agency – 0.27%Δ
Republic of Korea – 0.27%
Korea Development Bank 5.30% 1/17/13	195,000	188,689
Total Foreign Agency (cost $196,207)		188,689

Municipal Bonds – 1.29%
Metropolitan Transportation Authority Revenue (New York Dedicated Tax Fund) 7.336% 11/15/39	95,000	102,391
New Jersey State Turnpike Authority Revenue Series F 7.414% 1/1/40	140,000	153,314
North Texas Tollway Authority Refunding Series A
5.50% 1/1/18	65,000	70,152
6.00% 1/1/19	35,000	38,732
6.00% 1/1/20	170,000	186,845
State of California 7.55% 4/1/39	330,000	345,586
Total Municipal Bonds (cost $858,697)		897,020

Non-Agency Asset-Backed Securities – 6.35%

#Cabela's Master Credit Card Trust Series 2008-1A A1 144A 4.31% 12/16/13	270,000	255,293
Capital Auto Receivables Asset Trust
Series 2007-3 A3A 5.02% 9/15/11	152,447	154,371
Series 2008-1 A3A 3.86% 8/15/12	100,000	100,443
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	135,000	122,652
Caterpillar Financial Asset Trust Series 2007-A A3A 5.34% 6/25/12	71,451	72,094
@Centex Home Equity Series 2005-D AF4 5.27% 10/25/35	200,000	183,466
Chase Issuance Trust
Series 2005-A7 A7 4.55% 3/15/13	130,000	132,854
Series 2008-A9 A9 4.26% 5/15/13	100,000	101,224
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39	165,000	151,643
@Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	300,000	154,980
CNH Equipment Trust
•Series 2007-A A4 0.49% 9/17/12	75,000	71,216
Series 2008-A A3 4.12% 5/15/12	95,000	95,457
Series 2008-A A4A 4.93% 8/15/14	145,000	136,246
Countrywide Asset-Backed Certificates Series 2007-4 A2 5.53% 9/25/37	20,000	13,325
Daimler Chrysler Auto Trust Series 2008-B A3A 4.71% 9/10/12	105,000	102,550
Discover Card Master Trust
Series 2007-A1 A1 5.65% 3/16/20	190,000	166,923
Series 2008-A4 A4 5.65% 12/15/15	200,000	198,225
#@Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	200,000	138,671
•Ford Credit Auto Owner Trust Series 2008-C A3 1.87% 6/15/12	250,000	242,881
#•Golden Credit Card Trust Series 2008-3 A 144A 1.45% 7/15/17	150,000	139,547
Harley-Davidson Motorcycle Trust
Series 2005-2 A2 4.07% 2/15/12	95,363	94,105
#Series 2006-1 A2 144A 5.04% 10/15/12	78,801	78,018
Series 2007-2 A3 5.10% 5/15/12	36,445	36,722
Honda Auto Receivables Owner Trust Series 2008-1 A2 3.77% 9/20/10	156,322	157,311
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12	71,476	72,813
Series 2008-A A3 4.93% 12/17/12	150,000	148,635
John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12	90,000	88,682
•MBNA Credit Card Master Note Trust Series 2006-A3 A3 0.47% 8/15/12	100,000	98,817
Mid-State Trust
Series 2005-1 A 5.745% 1/15/40	314,869	210,969
#Series 2006-1 A 144A 5.787% 10/15/40	220,667	154,634
Nissan Auto Receivables Owner Trust Series 2009-A A3 3.20% 2/15/13	160,000	151,376
PRenaissance Home Equity Loan Trust Series 2007-2 AF2 5.675% 6/25/37	80,000	42,852
RSB Bondco Series 2007-A A2 5.72% 4/1/18	215,000	231,418
World Omni Auto Receivables Trust Series 2008-A A3A 3.94% 10/15/12	110,000	110,229
Total Non-Agency Asset-Backed Securities (cost $4,634,254)		4,410,642

Non-Agency Collateralized Mortgage Obligations – 3.42%
@American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	23,948	15,071
Bank of America Alternative Loan Trust
Series 2004-10 1CB1 6.00% 11/25/34	27,969	22,803
@Series 2005-5 2CB1 6.00% 6/25/35	2,810	1,729
•@Bank of America Funding Series 2006-H 1A2 5.202% 9/20/46	8,742	2,192
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21	156,580	136,322
Countrywide Alternative Loan Trust Series 2004-28CB 6A1 6.00% 1/25/35	11,571	8,971
w@Countrywide Home Loan Mortgage Pass Through Trust
•Series 2004-HYB4 M 4.571% 9/20/34	89,724	52,711
Series 2006-17 A5 6.00% 12/25/36	101,297	87,881
•First Horizon Asset Securities Series 2007-AR3 2A2 6.298% 11/25/37	28,653	16,210
#GSMPS Mortgage Loan Trust 144A
Series 1998-2 A 7.75% 5/19/27	142,631	147,623
Series 1999-3 A 8.00% 8/19/29	294,784	332,933
@GSR Mortgage Loan Trust Series 2006-1F 5A2 6.00% 2/25/36	68,247	33,804
@JPMorgan Mortgage Trust Series 2007-A1 7A4 5.297% 7/25/35	657,221	185,304
@Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35	204,469	159,958
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34	237,220	249,674

•MLCC Mortgage Investors Series 2004-HB1 A1 0.798% 4/25/29		747,617	378,512
Residential Asset Mortgage Products Series 2004-SL1 A3 7.00% 11/25/31		30,239	30,573
Structured Adjustable Rate Mortgage Loan Trust Series 2004-18 5A 5.50% 12/25/34		14,961	13,044
wWashington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35		172,882	111,563
wWashington Mutual Mortgage Pass Through Certificates
Series 2006-AR10 1A1 5.931% 9/25/36		27,897	17,027
•Series 2006-AR14 1A4 5.605% 11/25/36		136,667	78,558
•Series 2007-HY1 1A1 5.692% 2/25/37		163,326	94,073
•Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR16 2A1 4.457% 10/25/35		9,541	8,520
Series 2005-AR16 6A4 5.001% 10/25/35		399,831	165,172
Series 2006-AR10 5A1 5.592% 7/25/36		16,811	10,442
Series 2006-AR14 2A4 6.076% 10/25/36		59,176	14,751
Total Non-Agency Collateralized Mortgage Obligations (cost $3,160,492)			2,375,421

«Senior Secured Loans – 1.73%
Aramark
2.186% 1/26/14		12,544	11,481
Term Tranche Loan B 3.095% 1/26/14		197,456	180,726
Bausch & Lomb
Term Tranche Loan B 4.47% 4/11/15		63,156	55,139
Term Tranche Loan DD 3.522% 4/11/15		15,989	13,959
Community Health Systems
2.768% 7/25/14		12,154	10,986
Term Tranche Loan B 3.441% 7/25/14		238,242	215,343
Energy Futures Holdings Term Tranche Loan B2 3.97% 10/10/14		222,427	152,112
Ford Motor Term Tranche Loan B 3.46% 12/15/13		119,389	76,011
General Motors Term Tranche Loan B 8.00% 11/29/13		325,000	214,732
HCA Term Tranche Loan B 3.47% 11/18/13		107,014	96,874
Nuveen Investment Term Tranche Loan B 3.447% 11/13/14		260,000	171,414
Total Senior Secured Loans (cost $1,104,291)			1,198,777

Sovereign Debt – 2.47%Δ
Brazil – 0.19%
Federal Republic of Brazil 5.875% 1/15/19	USD	135,000	134,190
			134,190
Colombia – 0.16%
Republic of Colombia 7.375% 3/18/19	USD	102,000	107,722
			107,722
Germany – 1.37%
Bundesobligation 3.50% 4/12/13	EUR	681,700	948,069
			948,069
Mexico – 0.66%
Mexican Bonos 10.00% 11/20/36	MXN	3,636,000	319,169
*Mexican United States 5.95% 3/19/19	USD	140,000	140,000
			459,169
Russia – 0.05%
Russia Government 7.50% 3/31/30	USD	37,440	36,821
			36,821
Turkey – 0.04%
Republic of Turkey 11.875% 1/15/30	USD	20,000	29,100
			29,100
Total Sovereign Debt (cost $1,655,399)			1,715,071
Supranational Banks – 0.59%
European Investment Bank
6.00% 8/14/13	AUD	128,000	96,308
6.125% 1/23/17	AUD	119,000	88,732
11.25% 2/14/13	BRL	500,000	222,490
Total Supranational Banks (cost $452,263)			407,530

U.S. Treasury Obligations – 2.27%
*U.S. Treasury Bond 4.50% 5/15/38	USD	75,000	80,731
U.S. Treasury Notes
1.875% 4/30/14		955,000	948,805
*2.75% 2/15/19		563,000	545,492
Total U.S. Treasury Obligations (cost $1,591,478)			1,575,028

		Number of
		Shares
Preferred Stock – 0.52%
•JPMorgan Chase 7.90%		275,000	209,711
•PNC Financial Services Group 8.25%		250,000	149,897
Total Preferred Stock (cost $517,563)			359,608

		Principal
		Amount°
Repurchase Agreement** – 13.70%
BNP Paribas 0.15%, dated 4/30/09, to be
repurchased on 5/1/09, repurchase price $9,505,040
(collateralized by U.S. Government obligations,
6/24/09-9/24/09; with market value $9,704,582)	USD	9,505,000	9,505,000
Total Repurchase Agreement (cost $9,505,000)			9,505,000

Total Value of Securities Before Securities Lending Collateral – 107.02%
(cost $75,885,447)			74,279,101

		Number of
		Shares
Securities Lending Collateral*** – 0.84%
Investment Companies
Mellon GSL DBT II Collateral Fund		148,388	148,388
BNY Mellon SL DBT II Liquidating Fund		447,756	432,787
†Mellon GSL Reinvestment Trust II		13,372	1
Total Securities Lending Collateral (cost $609,516)			581,176

Total Value of Securities – 107.86%
(cost $76,494,963)			74,860,277 ©
Obligation to Return Securities Lending Collateral*** – (0.88%)			(609,516)
Liabilities Net of Receivables and Other Assets (See Notes) – (6.98%)z			(4,845,239)
Net Assets Applicable to 9,848,463 Shares Outstanding – 100.00%			$69,405,522

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
BRL – Brazilian Real
EUR – European Monetary Unit
MXN – Mexican Peso
NOK – Norwegian Kroner
NZD – New Zealand Dollar
USD – United States Dollar

•Variable rate security. The rate shown is the rate as of April 30, 2009.
*Fully or partially on loan.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
¥Fully or partially pledged as collateral for financial futures contracts.
^Zero coupon security. The rate shown is the yield at the time of purchase.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2009, the aggregate amount of Rule 144A securities was $5,841,429, which represented 8.42% of the Fund’s net assets. See Note 8 in "Notes."
@Illiquid security. At April 30, 2009, the aggregate amount of illiquid securities was $2,291,218, which represented 3.30% of the Fund’s net assets. See Note 8 in “Notes.”
PRestricted Security. Investment in a security not registered under the Securities Act of 1933, as amended. This security has certain restrictions on resale which may limit its liquidity. At April 30, 2009, the aggregate amount of the restricted security was $74,488 or 0.11% of the Fund’s net assets. See Note 8 in “Notes.”
†Non income producing security.
‡Non income producing security. Security is currently in default.

ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale.
**See Note 1 in "Notes."
***See Note 7 in "Notes."
©Includes $667,331 of securities loaned.
zOf this amount, $7,013,721 represents payable for securities purchased as of April 30, 2009.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
CDS – Credit Default Swap
GNMA – Government National Mortgage Association
GPM – Graduated Payment Mortgage
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
PIK – Pay-in-kind
REMIC – Real Estate Mortgage Investment Conduit
RSB – Rate Stabilization Bonds
S.F. – Single Family
TBA – To be announced
yr – Year

The following foreign currency exchange contracts, financial futures contract and swap contracts were outstanding at April 30, 2009:

Foreign Currency Exchange Contracts[1]
					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	(15,198)	USD	10,932	5/29/09	$ (88)
BRL	(189,936)	USD	83,305	5/29/09	(3,534)
EUR	(448,980)	USD	594,666	5/29/09	750
MXN	(3,624,736)	USD	251,934	5/29/09	(9,152)
NOK	1,092,215	USD	(166,567)	5/29/09	(306)
NZD	83,439	USD	(47,059)	5/29/09	56
					$(12,274)

Financial Futures Contract[2]				Unrealized
Contracts to Buy	Notional Cost	Notional Value	Expiration Date	Depreciation
1 U.S. Treasury 10 yr Notes	$121,708	$120,938	6/19/09	$(770)

Swap Contracts[3]

Credit Default Swap Contracts

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Value	Payments	Date	Depreciation
Protection Purchased:
Barclay’s
Macy’s 10 yr CDS	$250,000	5.00%	6/20/19	$ (47,524)
Citigroup Global Markets
Hartford Financial Services Group 5 yr CDS	35,000	5.00%	6/20/14	(225)
JPMorgan Chase Bank
Donnelley (R.R.) & Sons 5 yr CDS	600,000	5.00%	6/20/14	(52,890)
Total	$885,000			$(100,639)

The use of foreign currency exchange contracts, financial futures contract and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Fund’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 3 in “Notes.”
2See Note 4 in “Notes.”
3See Note 6 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group® Government Fund – Delaware Core Plus Bond Fund (Fund).

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sales price or, if no sales are reported, at the mean between the last reported bid and ask price. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of "settled shares" of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

2. Investments
At April 30, 2009, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At April 30, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$76,645,291
Aggregate unrealized appreciation	2,063,383
Aggregate unrealized depreciation	(3,848,397)
Net unrealized depreciation	$(1,785,014)

For federal income tax purposes, at July 31, 2008, capital loss carryforwards of $11,868,948 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,219,236 expires in 2009; $2,497,064 expires in 2012; $1,839,322 expires in 2013; $1,361,936 expires in 2014; $2,664,816 expires in 2015 and $2,286,574 expires in 2016.

Effective August 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the above FAS 157 fair value hierarchy levels as of April 30, 2009:

	Securities	Derivatives
Level 1	$11,080,028	$-
Level 2	62,819,456	(113,683)
Level 3	960,793	-
Total	$74,860,277	$(113,683)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 7/31/08	$2,946,483
Net realized gain (loss)	(241,970)
Net change in unrealized
appreciation/depreciation	(281,309)
Net purchases, sales and settlements	(900,139)
Net transfers in and/or out of Level 3	(562,272)
Balance as of 4/30/09	$960,793

Net change in unrealized appreciation/
depreciation from investments still held
as of 4/30/09	$(257,831)

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

4. Financial Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

5. Written Options
During the period ended April 30, 2009, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in written options during the period ended April 30, 2009 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at July 31, 2008	-	$-
Options written	60	31,360
Options terminated in closing purchase transactions	(60)	(31,360)
Options outstanding at April 30, 2009	-	$-

6. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

During the period ended April 30, 2009, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

CDS contracts may involve greater risks than if the Fund had invested in the referenced obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund enters into a CDS contract as a purchaser of protection and no credit event occurs, its exposure is limited to the periodic payments previously made to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At April 30, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (“Cash/Overnight Assets”). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. Effective April 20, 2009, BNY Mellon transferred the assets of the Collective Trust other than the Cash/Overnight Assets to the BNY Mellon SL DBT II Liquidating Fund (the “Liquidating Fund”), effectively bifurcating the collateral investment pool. The Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. In October, 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At April 30, 2009, the value of securities on loan was $667,331, for which the Fund received collateral, comprised of securities collateral valued at $71,318, and cash collateral of $609,516. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

8. Credit and Market Risk
The Fund may invest up to 20% of its assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture.

Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

Schedule of Investments (Unaudited)

Delaware Inflation Protected Bond Fund

April 30, 2009

	Principal		Value
	Amount°		(U.S. $)
Agency Asset-Backed Securities – 0.00%
Fannie Mae Whole Loan Series 2001-W2 AS5 6.473% 10/25/31	USD	6,628	$6,174
Total Agency Asset-Backed Securities (cost $6,612)			6,174

Agency Mortgage-Backed Securities – 0.00%
Freddie Mac S.F. 30 yr 8.00% 5/1/31		3,934	4,319
Total Agency Mortgage-Backed Securities (cost $4,248)			4,319

Commercial Mortgage-Backed Securities – 0.38%
@#Bear Stearns Commercial Mortgage Securities Series 2004-ESA E 144A 5.064% 5/14/16		250,000	250,320
#Crown Castle Towers Series 2006-1A B 144A 5.362% 11/15/36		450,000	414,000
Total Commercial Mortgage-Backed Securities (cost $624,203)			664,320

Corporate Bonds – 15.30%
Banking – 0.91%
Bank of America 5.30% 3/15/17		1,000,000	751,050
JPMorgan Chase Capital XXV 6.80% 10/1/37		265,000	194,507
•Wells Fargo Capital XIII 7.70% 12/29/49		1,000,000	640,476
			1,586,033
Basic Industry – 0.72%
ArcelorMittal 6.125% 6/1/18		1,000,000	807,173
Freeport-McMoRan Copper & Gold 8.375% 4/1/17		235,000	230,627
#Georgia-Pacific 144A 8.25% 5/1/16		220,000	221,100
			1,258,900
Brokerage – 1.20%
Goldman Sachs Group 6.15% 4/1/18		875,000	826,707
Morgan Stanley
5.375% 10/15/15		1,000,000	901,280
•2.23% 3/5/18		500,000	361,875
			2,089,862
Capital Goods – 0.62%
Allied Waste North America 5.75% 2/15/11		634,000	637,436
Flextronics International 6.50% 5/15/13		476,000	448,630
			1,086,066
Communications – 4.32%
American Tower 7.125% 10/15/12		590,000	596,638
AT&T Wireless 8.125% 5/1/12		1,000,000	1,105,734
CSC Holdings
6.75% 4/15/12		590,000	579,675
#144A 8.50% 4/15/14		56,000	57,400
DIRECTV Holdings 8.375% 3/15/13		600,000	612,000
EchoStar DBS 7.125% 2/1/16		450,000	423,000
Inmarsat Finance 10.375% 11/15/12		620,000	638,600
#Qwest 144A 8.375% 5/1/16		205,000	205,000
Rogers Wireless 8.00% 12/15/12		400,000	412,000
Sprint Capital 8.375% 3/15/12		854,000	823,043
Telecom Italia Capital 5.25% 10/1/15		1,000,000	889,510
Time Warner Cable 7.50% 4/1/14		800,000	860,245
#Videotron 144A 9.125% 4/15/18		315,000	328,781
			7,531,626
Consumer Cyclical – 1.22%
Corrections Corporation of America 7.50% 5/1/11		499,000	501,495
CVS Caremark 5.75% 6/1/17		245,000	246,637
#Invista 144A 9.25% 5/1/12		175,000	159,688
Macy's Retail Holdings 10.625% 11/1/10		700,000	704,682
Ryland Group 8.40% 5/15/17		120,000	117,900
Toll
8.25% 2/1/11		335,000	334,163
8.25% 12/1/11		65,000	65,325
			2,129,890
Consumer Non-Cyclical – 1.15%
#Anheuser-Busch InBev Worldwide 144A 7.20% 1/15/14		800,000	834,853
Community Health Systems 8.875% 7/15/15		300,000	300,000
HCA 9.25% 11/15/16		870,000	863,475
			1,998,328
Electric – 0.52%
#AES 144A 8.75% 5/15/13		285,000	289,275
IPALCO Enterprises 8.125% 11/14/11		45,000	45,450
wMirant Mid Atlantic Pass Through Trust Series A 8.625% 6/30/12		587,900	576,142
			910,867
Energy – 2.47%
Chesapeake Energy 9.50% 2/15/15		855,000	867,825
Enterprise Products Operating 6.30% 9/15/17		900,000	833,963
Massey Energy 6.875% 12/15/13		960,000	823,200
Noble Energy 8.25% 3/1/19		800,000	873,302

Valero Energy 9.375% 3/15/19		800,000	894,966
			4,293,256
Financials – 1.55%
FTI Consulting 7.625% 6/15/13		615,000	624,225
General Electric Capital 5.625% 9/15/17		1,000,000	879,905
International Lease Finance
5.625% 9/20/13		625,000	352,460
5.875% 5/1/13		375,000	225,212
SLM 8.45% 6/15/18		1,000,000	609,886
			2,691,688
Insurance – 0.62%
MetLife 6.817% 8/15/18		750,000	709,148
#Metropolitan Life Global Funding I 144A 5.125% 4/10/13		170,000	162,650
•Prudential Financial 2.14% 6/10/15		400,000	200,220
			1,072,018
Total Corporate Bonds (cost $25,814,587)			26,648,534

Foreign Agency – 0.07%Δ
Republic of Korea – 0.07%
Korea Development Bank 5.30% 1/17/13		120,000	116,116
Total Foreign Agency (cost $120,743)			116,116

Non-Agency Asset-Backed Securities – 0.62%
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12		79,390	80,105
Series 2008-A A3 4.94% 4/25/14		150,000	146,026
•Ford Credit Auto Owner Trust
Series 2008-A A3B 1.251% 4/15/12		150,000	145,390
Series 2008-C A3 1.871% 6/15/12		400,000	388,611
Honda Auto Receivables Owner Trust Series 2008-1 A2 3.77% 9/20/10		117,242	117,983
John Deere Owner Trust Series 2007-A A3 5.04% 7/15/11		37,499	37,526
USAA Auto Owner Trust Series 2007-2 A3 4.90% 2/15/12		156,627	158,888
Total Non-Agency Asset-Backed Securities (cost $1,041,570)			1,074,529

Non-Agency Collateralized Mortgage Obligations – 0.28%
•Bank of America Mortgage Securities Series 2002-K 2A1 4.683% 10/20/32		8,686	7,730
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21		318,294	277,114
•Wells Fargo Mortgage Backed Securities Trust
Series 2004-EE 3A1 4.444% 12/25/34		81,372	66,222
Series 2006-AR6 7A1 5.112% 3/25/36		179,212	131,692
Total Non-Agency Collateralized Mortgage Obligations (cost $549,897)			482,758

Sovereign Debt – 0.03%Δ
France – 0.03%
Government of France Inflation Linked 3.00% 7/25/09	EUR	46,954	62,496
Total Sovereign Debt (cost $61,858)			62,496

U.S. Treasury Obligations – 81.25%
U.S. Treasury Inflation Index Bonds 2.375% 1/15/25	USD	18,247,759	18,156,520
U.S. Treasury Inflation Index Notes
0.875% 4/15/10		1,792,128	1,779,246
¥1.625% 1/15/15		30,782,373	30,686,178
2.00% 1/15/14		15,428,620	15,746,835
2.00% 7/15/14		10,581,674	10,823,063
2.00% 1/15/16		32,500,640	33,130,340
2.375% 1/15/17		18,308,454	19,200,991
3.375% 1/15/12		7,433,024	7,890,616
U.S. Treasury Note 2.75% 2/15/19		4,255,000	4,122,682
Total U.S. Treasury Obligations (cost $134,767,067)			141,536,471
		Number of
		Shares
Preferred Stock – 0.32%
•JPMorgan Chase 7.90%		735,000	560,502
Total Preferred Stock (cost $651,363)			560,502

		Principal
		Amount°
Repurchase Agreement* – 0.66%
BNP Paribas 0.15%, dated 4/30/09, to be
repurchased on 5/1/09, repurchase price $1,144,005
(collateralized by U.S. Government obligations,
6/24/09 – 9/24/09; with market value $1,168,021)	USD	1,144,000	1,144,000
Total Repurchase Agreements (cost $1,144,000)			1,144,000

Total Value of Securities – 98.91%
(cost $164,786,148)			172,300,219
Receivables and Other Assets Net of Liabilities (See Notes) – 1.09%			1,906,430
Net Assets Applicable to 17,818,247 Shares Outstanding – 100.00%			$174,206,649

°Principal amount shown is stated in the currency in which each security is denominated.

EUR – European Monetary Unit
USD – United States Dollar

•Variable rate security. The rate shown is the rate as of April 30, 2009.
ΔSecurities have been classified by country of origin.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
¥Fully or partially pledged as collateral for financial futures contracts.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At April 30, 2009, the aggregate amount of Rule 144A securities was $2,923,067, which represented 1.68% of the Fund's net assets. See Note 8 in "Notes."
@Illiquid security. At April 30, 2009, the aggregate amount of illiquid securities was $250,320, which represented 0.14% of the Fund's net assets. See Note 8 in "Notes."
*See Note 1 in "Notes."

Summary of Abbreviations:
CPI – Consumer Price Index
S.F. – Single Family
yr – Year

The following financial futures contracts and swap contracts were outstanding at April 30, 2009:

Financial Futures Contract1

Contract		Notional	Notional		Unrealized
to Buy		Cost	Value	Expiration Date	Depreciation
204	U.S. Long Bond	$25,884,879	$25,002,750	6/19/09	$(882,129)
		$25,884,879			$(882,129)

Swap Contracts2
Inflation Swap Contracts

			Unrealized
Notional	Expiration		Appreciation
Value	Date	Description	(Depreciation)
$2,600,000	4/22/14	Agreement with Barclays to receive the	$(17,696)
		notional amount multiplied by the non-revised
		CPI and to pay the notional amount multiplied
		by the fixed rate of 1.56%.

1,300,000	1/7/19	Agreement with Barclays to receive the	24,715
		notional amount multiplied by the non-revised
		CPI and to pay the notional amount multiplied
		by the fixed rate of 1.60%.

$3,900,000			$7,019

The use of financial futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Fund's (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1See Note 4 in “Notes.”
2See Note 6 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by Delaware Group Government Fund (Trust) – Delaware Inflation Protected Bond Fund (Fund).

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other long-term debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax benefit or expense in the current period.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

2. Investments
At April 30, 2009, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At April 30, 2009, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$165,573,213
Aggregate unrealized appreciation	7,720,248
Aggregate unrealized depreciation	(993,242)
Net unrealized appreciation	$6,727,006

Effective August 1, 2008, the Fund adopted Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. FAS 157 also establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by the FAS 157 fair value hierarchy levels as of April 30, 2009:

	Securities	Derivatives
Level 1	$142,680,472	$-
Level 2	29,205,747	(875,110)
Level 3	414,000	-
Total	$172,300,219	$(875,110)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Balance as of 7/31/2008	$-
Net change in unrealized
appreciation/(depreciation)	40,500
Net purchases, sales and settlements	373,500
Balance as of 4/30/09	$414,000

Net change in unrealized
appreciation/depreciation from
investments still held as of 4/30/09	$40,500

3. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. No foreign currency exchange contracts were outstanding at April 30, 2009.

4. Financial Futures Contracts
The Fund may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

5. Written Options
During the period ended April 30, 2009, the Fund entered into options contracts in accordance with its investment objectives. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in written options during the period ended April 30, 2009 for the Fund were as follows:

	Number of contracts	Premiums
Options outstanding at July 31, 2008	175	$99,467
Options written	1,083	712,070
Options terminated in closing purchase transactions	(1,258)	(811,537)
Options outstanding at April 30, 2009	-	$-

6. Swap Contracts
The Fund may enter into interest rate swap contracts, index swap contracts, inflation swap contracts and CDS contracts in accordance with its investment objectives. The Fund may use interest rate swaps to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. The Fund may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

An interest rate swap involves payments received by the Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts.

Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

Inflation swaps agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as LIBOR. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the referenced security (or basket of securities) to the counterparty.

Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

7. Securities Lending
The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the Mellon GSL DBT II Collateral Fund (the “Collective Trust”) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may invest in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. At April 30, 2009, the Collective Trust held only cash and assets with a maturity of one business day or less (“Cash/Overnight Assets”). The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower. The Fund had no securities out on loan as of April 30, 2009.

8. Credit and Market Risk
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund may invest up to 10% of its net assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: